N O R T H E R N   T R U S T   C O R P O R A T I O N
November 14, 2007
New York City
© 2007 Northern Trust Corporation
northerntrust.com
Merrill Lynch 2007 Banking & Financial Services Investor Conference
Northern Trust:
Client Centric and
Highly Focused
William A. Osborn
Chairman & Chief Executive Officer
EXHIBIT 99.1

2 Giving Our Clients the Freedom to Focus on What Really Matters
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments in litigation and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2006 financial annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

3 Giving Our Clients the Freedom to Focus on What Really Matters
Northern Trust Corporation
Today’s Agenda
NORTHERN TRUST
Personal Financial
Services
Corporate & Institutional
Services
Northern Trust Global
Investments
SUCCESS ACHIEVED
THROUGH:
Operating in Attractive
Demographic Markets
Focused and Conservative
Strategies
Client Centricity
Excellence in Execution
Consistent Leadership and
Philosophy

4 Giving Our Clients the Freedom to Focus on What Really Matters
Northern Trust Corporation
Highly Focused on Select Target Market Segments
Northern Trust Clients
Pension Funds
Large Corporations
Investment Management Firms
Foundations / Endowments / Healthcare
Insurance Companies
Government Agencies
Taft-Hartley
Individuals
Families
Asset
Servicing
Highly Focused Business
Personal
Clients
Institutional
Clients
Two Client Channels
Integrated Operations & Technology Platform
Asset
Management
One Operating Platform
Banking

5 Giving Our Clients the Freedom to Focus on What Really Matters
Northern Trust Corporation
Highly Focused on Select Target Market Segments
Northern Trust Clients
Pension Funds
Large Corporations
Investment Management Firms
Foundations / Endowments / Healthcare
Insurance Companies
Government Agencies
Taft-Hartley
Individuals
Families
Highly
Focused
Business
Personal
Clients
Institutional
Clients
Two Client
Channels
Integrated Operations & Technology Platform
One
Operating
Platform
Asset
Servicing
Asset
Management
Banking
Some of the
businesses we are
not in:
•Sub-Prime Mortgage
Underwriting
•Credit Cards
•Asset Backed
Commercial Paper
Conduits
•Private Equity
Bridge Financing
•Investment Banking

6 Giving Our Clients the Freedom to Focus on What Really Matters
*As of June 30, 2007;   Sources: FR Y-9C reports & SNL Financial.
.
Securities Portfolio – High Quality and Short Duration
96% of Northern Trust’s total securities portfolio was composed of AAA rated securities as of September 30, 2007.
75% of Earning Assets reprice or mature within one year.
Top 20 Bank average equals 50%.*
77% of Interest-Bearing Deposit liabilities reprice or mature within one year.
Top 20 Bank average equals 48%.*
Northern Trust Corporation
Prudent and Conservative Management of Earning Assets
Loan Portfolio – High Quality
Nonperforming assets represent only 0.12% of total outstanding loans as of
September 30, 2007.
Top 20 Bank average equals 0.68%.*
Nonperforming loans are covered 6.1x by credit loss reserves as of September 30,
2007.
Top 20 Bank average equals 2.0x.*

N O R T H E R N T R U S T C O R P O R A T I O N Personal Financial Services 7 Comprehensive, customized and innovative financial solutions for successful individuals, families, and their businesses.

8 Giving Our Clients the Freedom to Focus on What Really Matters
Favorable Growth Projections in the Affluent Market
Source: U.S. Census Bureau, Claritas, Survey of Consumer Finances, Company Research.
Personal Financial Services
Operating in Attractive Demographic Markets
8.5%
1.4%
15.0%
10.4%
0%
2%
4%
6%
8%
10%
12%
14%
16%
Projected Annual Growth Rate
2006 – 2011
U.S. Households $1-$10 Million
Households
$10-$75 Million
Households
$75+ Million
Households

CLIENT
PHILANTHROPIC SERVICES
CREATING A LEGACY
BANKING & INVESTMENTS
BUILDING & MANAGING WEALTH
PROTECTING & TRANSFERRING WEALTH
TRUST & ESTATE SERVICES
FINANCIAL PLANNING

Northern Trust

9 Giving Our Clients the Freedom to Focus on What Really Matters
Personal Financial Services
Clients are at the Center of Everything We Do
An holistic approach to supporting our clients’ financial goals and aspirations

PHILANTHROPIC SERVICES
CREATING A LEGACY
BANKING & INVESTMENTS
BUILDING & MANAGING WEALTH
CLIENT
PROTECTING & TRANSFERRING WEALTH
TRUST & ESTATE SERVICES
FINANCIAL PLANNING

10 Giving Our Clients the Freedom to Focus on What Really Matters
Personal Financial Services
Comprehensive Array of Solutions for Clients
Retirement Services
Qualified Plan Services
Defined Benefit Plans
Defined Contribution Plans
Recordkeeping
Investment Management
Benefit Payment Services
Trust Services
Fiduciary Administration and
Oversight
Family Business Services
Philanthropic Services
Estate Settlement Services
Real Estate and Farm
Management
Asset Custody
Minerals Management
Brokerage
Full-Service Brokerage
Money Market Instruments
Safekeeping
Online Access
Access to Your Banking, Trust, Investment
Management, Mutual Funds and Brokerage
Information, via Northern Trust Private Passport ®
and Wealth Passport ®
Financial Planning
Retirement Planning
Estate Planning
Tax Planning
Asset Allocation
Stock Option Planning
Corporate Banking
Working Capital and General Corporate Loans
Secured and Cash Flow Lending
Acquisition Financing
Industrial Development Bonds
Equipment Finance and Leasing
Asset Management
Structured Investment Services
Asset Allocation
Equity Investing
Fixed Income Investing
Short-Term Asset Management
Indexing
Alternative Investments
Single Stock Strategies
Private Banking
Personal Credit Lines and Swing
Loans
Real Estate Development Loans
Margin Loans
Stock Option Lending
Home Mortgages
Equity Credit Lines
Wealth Management Group
Family Office Support
Multi-generational Wealth Management
Global Asset Servicing for Multi-Manager
Investment Programs
Data Aggregation and Customized Reporting
Tax Lot and Partnership Accounting
Investment Consulting and Performance Measurement

11 Giving Our Clients the Freedom to Focus on What Really Matters
Source: Claritas
Personal Financial Services
Extensive Reach in High Growth Target Market
85 Offices in 18 States
Over 50% of millionaire market resides within
a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(19)
Colorado
(1)
Nevada
(1)
Missouri
(1)
Minnesota
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Massachusetts (1)
Wisconsin
(1)
Ohio
(1)

YOUR LEGACY
Northern Trust

Northern Trust
WEALTH ADVISOR INSIGHTS
Bi-monthly information and intelligence for our professional partners
EXPERIENCE THE RIGHT PARTNERSHIP℠
AUGUST 2007
ALTERNATIVES EVOLVE INTO MAINSTREAM INVESTMENTS
Individual investors are bullish on hedge funds, private equity funds.

A Northern Trust Financial Forum
Delaware Trust Capabilities
featuring
Daniel F. Lindley
Northern Trust

WEALTH
Estate Planning for Unmarried Couples
The New Look of Nonprofit Funding
Family Ties
Working through conflict is critical for family business success
Northern Trust

Loving Wine
Northern Trust

Northern Trust

12 Giving Our Clients the Freedom to Focus on What Really Matters
Personal Financial Services
Fully Integrated National Marketing Strategy
TV and Print
Advertising
Client Communications
Educational Events
and Seminars
Events and
Strategic
Philanthropy
Relationships with Centers of Influence

13 Giving Our Clients the Freedom to Focus on What Really Matters
35%
28%
17%
13%
11% 11%
11%
8%
5%
5%
45%
Private Client Revenues
(As a Percentage of Total Company Revenues, 2006)
Northern
Trust
Wachovia Citigroup
Wilmington
Trust
Bank of
America
Mellon
JP Morgan
Chase
Charles
Schwab
Merrill
Lynch
Goldman
Sachs
Source: Company reports
Personal Financial Services
Spotlight:
Our Focus on the Affluent Market is Unmatched
Bank of
New
York

14 Giving Our Clients the Freedom to Focus on What Really Matters
Personal Financial Services
Spotlight:
Strong Growth in PFS Trust & Investment Fees
16.8%
16.3%
13.7%
10.1%
9.0%
8.5%
-1.5%
-1.4%
0.3%
-2%
3%
8%
13%
18%
Year-over-Year Percentage Increase
Largest Y-o-Y %
Increase Since
3Q 2000
2001          2002         2003           2004          2005    2006         1Q07         2Q07         3Q07

N O R T H E R N   T R U S T   C O R P O R A T I O N
Corporate & Institutional Services
15
Global leader in helping manage the sophisticated financial needs of corporations, public entities, foundations, endowments, insurance companies and investment managers worldwide.

16 Giving Our Clients the Freedom to Focus on What Really Matters
(1) McKinsey & Company – Mapping the Global Capital Market, Third Annual Report, January 2007
(2) The Greensted Report, Issue 4, Spring 2007 – AUC of Top 10 custodians as of December 31, 2006
Total World
Capital Market:
$140 Trillion
Total Assets Under
Custody Worldwide:
$72 Trillion
United States
Europe
Latin
America,
Mid-East &
Other Asia
$40 Trillion
$28 Trillion
$50 Trillion
$22
Trillion
Japan,
China
& India
(1)
(2)
Corporate & Institutional Services
Operating in Attractive, Worldwide Markets

17 Giving Our Clients the Freedom to Focus on What Really Matters
15 Locations
Worldwide
Trade Settlement
in 90+ Markets
Clients in
41 Countries
Corporate & Institutional Services
Positioned to Serve Clients Around the World
Serving clients and capitalizing on global opportunities
Chicago
(Corporate
Headquarters)
Toronto London New
York
Luxembourg Amsterdam Dublin
Guernsey
Jersey
Singapore
Beijing
Tokyo
Bangalore
Hong Kong
Melbourne

18 Giving Our Clients the Freedom to Focus on What Really Matters
Corporate & Institutional Services
Extensive Suite of Product Solutions for Institutional Clients
Fund
Services
Fund Accounting
Investment Operations
Outsourcing
Active Collateral Management
Hedge Fund Administration
Private Equity Administration
Property Administration
Asset
Servicing
Safekeeping
Settlement
Income Collection
Corporate Actions
Information
Services
Risk
Management
Services
Cash
Active
Passive
Securities Lending
Manager of Managers
Foreign Exchange
Transition Management
Commission Management
Accounting
Reporting
Valuation
Attribution Analysis
Value at Risk
Cross-Border Pooling
patent pending
Rates of Return
Multinational HQ Reporting
Regulatory Reporting
Compliance Monitoring
Market Event Analytics
Socially Responsible Investing
Asset
Management
Asset
Servicing
Asset
Management

19 Giving Our Clients the Freedom to Focus on What Really Matters
Corporate & Institutional Services
Significant Presence in Our Target Segments
Pension Plans
Foundations, Endowments &
Healthcare
Public Funds / Taft-Hartley
100 U.S. Corporate Plans 40%
200 U.S. Funds 37%
200 U.K. Funds 27%
Northern
Serves
Of the Top
Northern
Serves
Of the Top
25 Taft-Hartley Funds 32%
100 U.S. Public Funds 35%
U.K. Local Authority 31%
50 U.S. Foundations 30%
50 U.S. Endowments 28%
50 U.S. Healthcare Funds 32%
Northern
Serves Of the Top
Source: Pensions and Investments 22 January 2007 (US Pensions), 25 December 2006 (Foundations & Endowments), 29
May 2006 (Asset Managers); Pension Funds and Their Advisors, 2006 (UK Funds); Money Market Directory, 2006
(Healthcare Funds); Lipper Fitzrovia Dublin Fund Encyclopaedia, Administrators, 2006/2007; Lipper Fitzrovia Guernsey
Fund Encyclopaedia, Administrators, 2006/2007.
Fund Administration
• Serves 28% of the Top 200 Asset
Managers in the world
• Is the #1 Provider of Offshore Private
Equity Fund Administration service in
Europe
• Serves as Fund Administrator for
more funds in Ireland and Guernsey
than any other provider

EUROMONEY

INVESTOR global

ICFA European Awards 2007

operations management
The 5th Annual Dream Team Awards
Best Operations Innovation Award Winner
Northern Trust
2006

Northern Trust

20 Giving Our Clients the Freedom to Focus on What Really Matters
Best Investor Services House
Euromoney Magazine “Awards of Excellence” (July 2007)
Fund Administrator of the Year
Global Investor Awards for Investment Excellence (June 2007)
Best Global Custodian – North American Institutional
Fund Managers
Global Investor Global Custody Survey (May 2007)
Best Sole Custodian – North America
Global Investor Global Custody Survey (May 2007)
Best Global Custodian – Asia
Global Investor Global Custody Survey (May 2007)
European Pension Fund Custodian of the Year
International Custody and Fund Administration
4th Consecutive Year  (February 2007)
Client Relationship Manager of the Year
International Custody and Fund Administration
(February 2007)
Best Operations Innovation
–
Multinational Pooling
Operations Management (October 2006)
Corporate & Institutional Services
Excellence in Execution

21 Giving Our Clients the Freedom to Focus on What Really Matters
$149
$727
$965
$2,015
$1,691
$1,240
$108
$452
$385
$312
$200
$471
$0
$400
$800
$1,200
$1,600
$2,000
$2,400
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 3Q07
Global Custody Assets
$ Billions
12/31/96 to 9/30/07 % Change CAGR
Global Custody Assets  +1,766% +31%
S&P 500 +106% +7%
EAFE +94% +6%
15%     15%    18%     23%    26%     30%     35%    38% 41% 46%     52%    53%
% of C&IS
Total AUC
Corporate & Institutional Services
Spotlight:
Outstanding International Growth

22 Giving Our Clients the Freedom to Focus on What Really Matters
9%
19%
22%
24%
21%
24%
27%
29%
35%
7%
23%
16%
16% 16%
21%
0%
6%
12%
18%
24%
30%
36%
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
% of Northern Trust Corporation Net Income resulting from
International Activities
Corporate & Institutional Services
Spotlight:
Growing International Contribution to Net Income

N O R T H E R N   T R U S T   C O R P O R A T I O N
Northern Trust Global Investments
23
Global, multi-asset class investment manager
providing private and institutional clients with
comprehensive, value-added investment solutions.

24 Giving Our Clients the Freedom to Focus on What Really Matters
Northern Trust Global Investments
The Asset Management Industry: An Attractive Business
“Extraordinarily prosperous [and] highly
profitable…”
“An industry where profit margins have
remained incredibly attractive…”
Source: McKinsey & Company, “The Asset Management Industry: Shifting Sands of Growth and Profitability.”
August 2007.
“Operations and technology have taken
on a new strategic imperative, in
particular around innovation, customer
service, and efficiency.”

25 Giving Our Clients the Freedom to Focus on What Really Matters
Northern Trust Global Investments
Diversified, World Class Investment Manager
$761.4 Billion
Assets Under Management as of September 30, 2007
$459 Billion
(60%)
Active
$264 Billion
(35%)
Quantitative
$38 Billion
(5%)
Manager of Managers
A Diversified Asset Manager
Across Asset Classes Across Client Segments
$614 Billion
Institutional
$147 Billion
Personal
Across Styles
Fixed Income
$89 Billion
(12%)
Short
Duration
$385 Billion
(51%)
Other
$10 Billion
(1%)
Equities
$277 Billion
36%

26 Giving Our Clients the Freedom to Focus on What Really Matters
Multi-Advisor Funds
Hedge Funds
Private Equity
Small Cap Growth
Mid Cap Growth
Large Cap Value
Exchange Fund
Enhanced Index Funds
International Fixed Income
High Yield
Stable Value
Canadian & UK Programs
Int’l/US Equity Manager of Managers
Minority and Emerging Managers
Investment Program Solutions
International Equities
EAFE Index
130/30 Long-Short Strategies
Technology
Large Cap Growth
Socially Responsible
Tax Advantaged
Fixed Income and Equity Index Funds
Core Fixed Income
Municipals
Government
Short/Intermediate Duration Fixed Income
Cash Management
Active Investment Management
Growth & Value Equity
Short & Long Duration Fixed Income
Quantitative Management
Index & Enhanced Capabilities
Manager of Managers
Investment Program Solutions
Emerging & Minority Programs
Alternative Investments
PRODUCT BREADTH
Methods of Delivery
Separate Accounts
Collective Funds
Common Funds
Mutual Funds
Methods of Delivery
Separate Accounts
Collective Funds
Common Funds
Mutual Funds
Northern Trust Global Investments
A Continuum of Investment Solutions for Clients
Investment Options

PLANSPONSOR®

INVESTOR global

isf
INTERNATIONAL SECURITIES FINANCE

Pensions&Investments

Northern Trust

27 Giving Our Clients the Freedom to Focus on What Really Matters
Northern Trust Global Investments
Excellence in Execution
Winner: 27 ‘Best in Class’ Rankings for
Transition Management
PLANSPONSOR Magazine Survey (May 2007)
Winner: Manager of Managers Award
2007 FT Business Pension & Investment Provider
Awards (May 2007)
5th Largest U.S. Institutional
Tax-Exempt Asset Manager
Pensions & Investments (May 2007)
Winner: Multi-Manager of the Year
Professional Pensions Magazine - UK Pension Awards
(April 2007)
12
th
Largest Asset Manager Worldwide
Global Investor (December/January 2007)
Rated #1 Global Securities Lender in
North America
International Securities Finance (September 2006)

28 Giving Our Clients the Freedom to Focus on What Really Matters
$130
$197
$233
$292
$326
$320
$303
$479
$572
$618
$697
$761
$0
$200
$400
$600
$800
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 3Q07
Assets Under Management
$ Billions
12/31/96 to 9/30/07 CAGR
Northern Trust 18%
S&P 500 7%
Northern Trust Global Investments
Spotlight:
Strong Growth in Assets Under Management
Acquired $75 BN
Index Assets

29 Giving Our Clients the Freedom to Focus on What Really Matters
Northern Trust Corporation
Consistent Leadership and Management Philosophy
Northern Trust Industry
Bill Osborn
- Chairman & CEO 37 Years 37 Years
Rick Waddell
- President & COO 32 Years 32 Years
Sherry Barrat
- President – PFS 17 Years 37 Years
Steve Fradkin
- EVP & Chief Financial Officer 22 Years 22 Years
Tim Moen
- EVP – Human Resources & Admin.        6 Years 32 Years
Bill Morrison
- President – PFS 11 Years 34 Years
Steve Potter
- EVP – International 25 Years 25 Years
Joyce St. Clair
- EVP – Corp. Risk Management    15 Years 26 Years
Jana Schreuder
- President – WWOT 27 Years 27 Years
Tim Theriault
- President – C&IS 25 Years 27 Years
Kelly Welsh
- EVP & General Counsel 7 Years 29 Years

30 Giving Our Clients the Freedom to Focus on What Really Matters
Northern Trust Corporation
Outstanding Financial Performance in 2007
Trust, Inv. & Other Servicing Fees
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Net Income
Earnings Per Share
% Growth
2006 to 2007
$1,530 Million
$421 Million
$647 Million
$2,599 Million
$1,648 Million
$602 Million
$2.69
+15%
+16%
+10%
+14%
+14%
+22%
+21%
Assets Under Custody
Global Custody Assets
Assets Under Management
$4.1 Trillion
$2.0 Trillion
$761 Billion
+24%
+31%
+14%
Year-to-Date
9/30/07

31 Giving Our Clients the Freedom to Focus on What Really Matters
Northern Trust Corporation
Today’s Agenda
NORTHERN TRUST
Personal Financial
Services
Corporate & Institutional
Services
Northern Trust Global
Investments
SUCCESS ACHIEVED
THROUGH:
Operating in Attractive
Demographic Markets
Focused and Conservative
Strategies
Client Centricity
Excellence in Execution
Consistent Leadership and
Philosophy

N O R T H E R N   T R U S T   C O R P O R A T I O N
November 14, 2007
New York City
© 2007 Northern Trust Corporation
northerntrust.com
Merrill Lynch 2007 Banking & Financial Services Investor Conference
Northern Trust:
Client Centric and
Highly Focused
William A. Osborn
Chairman & Chief Executive Officer